UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 23, 2014

Date of Report (Date of earliest event reported)

SUNSHINE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36539	30-0831760
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

102 West Baker Street Plant City, Florida	33564-9056
(Address of principal executive offices)	(Zip Code)

(813) 752-6193

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 23, 2014, the Board of Directors of Sunshine Bancorp, Inc. (the “Company”) amended the Company’s Bylaws by deleting the requirement in Section 12(a) thereof that for a person to be eligible for election or appointment to the Board of Directors such person must maintain his or her principal residence within ten miles of an office of the Company or any subsidiary thereof for a period of at least one year prior to the date of his or her purported election or appointment to the Board of Directors. A copy of the amendment to the Bylaws is attached to this Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

3.1 Certificate of Amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNSHINE BANCORP, INC.

Date: October 28, 2014	By:	/s/ Vickie Houllis
Vickie Houllis, CPA
Senior Vice President and Treasurer